EXHIBIT 10.18


                                 THIRD AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


         This Third Amendment to Loan and Security Agreement is entered into as of July 17, 2002 (the "Amendment"), by and between COMERICA BANK - CALIFORNIA ("Bank") and PERSISTENCE SOFTWARE, INC. ("Borrower").

                                    RECITALS
                                    --------

         Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2002, as amended from time to time including, but not limited to, by that certain First Amendment to Loan and Security Agreement dated as of May 6, 2002 and by that certain Second Amendment to Loan and Security Agreement dated as of July 3, 2002 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Each reference to "$200,000" in Sections 2.1(a)(i), 2.2, 6.3, 6.8,
and 6.9 of the Agreement is hereby amended to read "$400,000".

         2. Section 2.1(c)(i) of the Agreement is hereby amended in its entirety to read as follows:

                  (c) LETTERS OF CREDIT.

                  (i) Subject to the terms and conditions of this Agreement, at any time prior to the Revolving Maturity Date, Bank agrees to issue or cause to be issued letters of credit for the account of Borrower (each, a "Letter of Credit" and collectively, the "Letters of Credit") in an aggregate outstanding face amount not to exceed the Revolving Line MINUS the aggregate amount of the outstanding Advances at any time, provided (i) that the aggregate face amount of all outstanding Letters of Credit shall not exceed $400,000 and (ii) that at any time the aggregate amount of the outstanding Advances plus the aggregate undrawn face amount of all outstanding Letters of Credit is in excess of $400,000, the aggregate amount of the outstanding Advances plus the aggregate undrawn face amount of all outstanding Letters of Credit shall not exceed the Borrowing Base. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard application and letter of credit agreement (the "Application"), which Borrower hereby agrees to execute, including Bank's standard fee equal to 1.0% per annum of the face amount of each Letter of Credit. On any drawn but unreimbursed Letter of Credit, the unreimbursed amount shall be deemed an Advance under Section 2.1(a). Prior to the Revolving Maturity Date, Borrower shall secure in cash all obligations under any outstanding Letters of Credit on terms acceptable to Bank.

         3. EXHIBIT C to the Agreement is hereby amended and replaced in its entirety by EXHIBIT C attached hereto.

         4. EXHIBIT D to the Agreement is hereby amended and replaced in its entirety by EXHIBIT D attached hereto.

         5. Unless otherwise defined herein, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of the Agreement and all instruments, documents and agreements entered into in connection with the Agreement.

         6. Borrower represents and warrants that: (i) the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, (ii) that Borrower is in compliance with the intellectual property registration requirements set forth in Section 6.10 of the Agreement and that Borrower has notified Bank of such required registrations in compliance with Section 6.3 of the Agreement and (iii) that no Event of Default has occurred and is continuing.

         7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Amendment, duly executed by Borrower;

                  (b) a modification fee equal to Two Hundred Fifty Dollars ($250), which shall be nonrefundable as of the date of this Amendment and which Bank shall charge against any of Borrower's deposit accounts with Bank on the date of this Amendment, plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

                  (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                          PERSISTENCE SOFTWARE, INC.


                                          By: /s/ ANDREW OLDING
                                              ---------------------------------
                                          Title: Corporate Controller

                                          COMERICA BANK - CALIFORNIA


                                          By: /s/ GUY SIMPSON
                                              ---------------------------------
                                          Title: Assistant Vice President

                                                    EXHIBIT C
                                                    ---------

                                           BORROWING BASE CERTIFICATE

----------------------------------------------------------------------------------------------------------------
Borrower: PERSISTENCE SOFTWARE, INC.                                            Lender: Comerica Bank-California

Commitment Amount:  $5,000,000
----------------------------------------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
         1.       Accounts Receivable Book Value as of ___                                          $___________
         2.       Additions (please explain on reverse)                                             $___________
         3.       TOTAL ACCOUNTS RECEIVABLE                                                         $___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.       Amounts over 90 days due                                      $___________
         5.       Balance of 25% over 90 day accounts                           $___________
         6.       Concentration Limits                                          $___________
         7.       Foreign Accounts                                              $___________
         8.       Governmental Accounts                                         $___________
         9.       Contra Accounts                                               $___________
         10.      Demo Accounts                                                 $___________
         11.      Intercompany/Employee Accounts                                $___________
         12.      Other (please explain on reverse)                             $___________
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                              $___________
         14.      Eligible Accounts (#3 minus #13)                                                  $___________
         15.      LOAN VALUE OF ACCOUNTS (greater of $400,000 or 70% of #14)                        $___________

BALANCES
         16.      Maximum Loan Amount                                                               $___________
         17.      Total Funds Available [Lesser of #16 or #15]                                      $___________
         18.      Present balance owing on Line of Credit                                           $___________
         19.      Outstanding under Sublimits (Letters of Credit)                                   $___________
         20.      RESERVE POSITION (#17 minus #18 and #19)                                          $___________

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND
CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE
COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND
SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND COMERICA BANK-CALIFORNIA.

PERSISTENCE SOFTWARE, INC.


By: ________________________________
          Authorized Signer


                                                       4

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:               COMERICA BANK - CALIFORNIA
FROM:             PERSISTENCE SOFTWARE, INC.

         The undersigned authorized officer of PERSISTENCE SOFTWARE, INC. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

                   PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

        REPORTING COVENANT                                        REQUIRED                                            COMPLIES
        ------------------                                        --------                                            --------
        Financial statements                                      Quarterly within 45 days (monthly w/in 20     Yes        No
                                                                  days if Line exposure > $400,000)
        Annual (CPA Audited)                                      FYE within 90 days                            Yes        No
        10K and 10Q                                               When filed                                    Yes        No
        A/R Audit                                                 Semi-Annual                                   Yes        No
        A/R & A/P Agings, Borrowing Base Cert.                    Monthly within 15 days if Line exposure >     Yes        No
                                                                  $400,000
        IP Report                                                 Quarterly within 45 days                      Yes        No
        Total amount of Borrower's cash and investments           Amount:  $________                            Yes        No
        Total amount of Borrower's cash and investments           Amount:  $________                            Yes        No
        maintained with Bank

        FINANCIAL COVENANT                                        REQUIRED                 ACTUAL                     COMPLIES
        ------------------                                        --------                 ------                     --------

        Maintain on a Quarterly / Monthly* Basis:
             Minimum Quick Ratio                                  2.00:1.00                _____:1.00           Yes        No
             Minimum Tangible Net Worth                           $4,000,000**             $________            Yes        No

             * These covenants shall be measured as of the last day of each quarter, provided that, at any time that the aggregate amount of the outstanding Advances plus the aggregate undrawn face amount of all outstanding Letters of Credit is in excess of $400,000, this covenant shall be measured as of the last day of each month. ** On a consolidated basis, Borrower shall maintain a Tangible Net Worth of at least the following amounts (i) for the quarter ending June 30, 2002, $4,000,000 plus the Additional TNW Amount as of the date of measurement, if any, (ii) for the quarter ending September 30, 2002, the greater of (A) $4,500,000 and (B) $4,000,000 plus the
             Additional TNW Amount as of the date of measurement, if any, and
             (iii) thereafter, the greater of (A) $5,000,000 and (B) $4,000,000 plus the Additional TNW Amount as of the date of measurement, if any. As used herein, "Additional TNW Amount" means an amount equal to (i) 50% of Borrower's net income from the Closing Date through the date of measurement plus (ii) 75% of any proceeds received by Borrower from the sale or issuance of its equity securities from the Closing Date through the date of measurement.

                                                       -------------------------------------------------------------------
COMMENTS REGARDING EXCEPTIONS:  See Attached.
                                                       BANK USE ONLY
                                                       Received by: _________________________________________________
Sincerely,                                                                      AUTHORIZED SIGNER

                                                       Date: ________________________________________________________

_____________________________________________          Verified: ____________________________________________________
SIGNATURE                                                                       AUTHORIZED SIGNER

_____________________________________________          Date: ________________________________________________________
TITLE
                                                       Compliance Status                              Yes        No
_____________________________________________
DATE
                                                       -------------------------------------------------------------------

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